UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 9, 2009


                          Willis Group Holdings Limited
             (Exact Name of Registrant as Specified in Its Charter)


                                     Bermuda
                 (State or Other Jurisdiction of Incorporation)

      001-16503                                           98-0352587
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(Commission File Number)                       (IRS Employer Identification No.)


                            c/o Willis Group Limited
                                 51 Lime Street
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                            London EC3M 7DQ, England
                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On June 9, 2009 (the "Settlement Date"), Willis Limited, a subsidiary of Willis Group Holdings Limited ("WGHL"), entered into a settlement agreement with American Reliable Insurance Company and Assurant General Insurance Limited (the "Assurant Subsidiaries"). The settlement agreement relates to a previously disclosed action commenced by the Assurant Subsidiaries in September 2007 in the English Commercial Court against Willis Limited in connection with the placement of personal accident reinsurance in the excess of loss market in London and elsewhere. Pursuant to the settlement agreement, Willis Limited has agreed to pay a total of $139 million to the Assurant Subsidiaries in two installments. The first installment of $60 million will be paid within 30 days of the Settlement Date and the second installment of $79 million will be paid within 90 days of the Settlement Date. Each party has also released and waived all claims it may have against any of the other parties arising out of or in connection with the subject matter of the litigation. The settlement includes no admission of wrongdoing by any party. The $139 million required to fund the settlement agreement will be covered by our errors and omissions insurance.

     In the first quarter of 2009, WGHL recorded a reserve of $125 million and a related insurance recoverable of $125 million in connection with the claim. The additional $14 million required reserve and corresponding insurance recoverable will be reflected in WGHL's financial results for the fiscal quarter ended June 30, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WILLIS GROUP HOLDINGS LIMITED


Date: June 10, 2009.                    By:  /s/ Adam G. Ciongoli
                                             --------------------
                                        Name:  Adam G. Ciongoli
                                        Title: General Counsel